Exhibit 99.1

Tenneco Reports Third Quarter Results

  Record-high third quarter revenue
  Record-high third quarter EBIT before restructuring charges

LAKE FOREST, Ill.--(BUSINESS WIRE)--October 28, 2013--Tenneco Inc. (NYSE:TEN) reported third quarter net income of $12 million, or 19-cents per diluted share, which includes $59 million in restructuring expense. Third quarter 2012 net income was $125 million, or $2.05 per diluted share. On an adjusted basis, net income rose to $62 million, or 99-cents per diluted share, from $52 million or 85-cents per diluted share a year ago.

Revenue

Total revenue was $1.963 billion, up 10% from the prior year on higher revenues in all segments. Clean Air revenue increased 12% to $1.328 billion and Ride Performance revenue was up 7% to $635 million. Total value-add revenue (revenue excluding substrate sales) was $1.532 billion, a 10% increase versus a year ago.

Global OE light vehicle revenue increased 10% to $1.394 billion, versus an overall 5% increase in global industry light vehicle production in the third quarter. OE commercial and specialty vehicle revenue increased 28% year-over-year to $236 million, and global aftermarket revenue was up 3% to $333 million.

“Our results demonstrate the strength and balance of our operations across end markets, regions, customers and product lines as we delivered record high third quarter revenue and adjusted EBIT, resulting in year-over-year margin improvement in both product lines,” said Gregg Sherrill, chairman and CEO, Tenneco. “Our teams are executing well on plans for top-line growth while continuing to drive profitability with excellent operational performance.”

EBIT

EBIT (earnings before interest, taxes and noncontrolling interests) was $72 million, versus $111 million in third quarter 2012. Adjusted EBIT was $130 million, up 15% from $113 million a year ago. The year-over-year comparison includes $6 million in negative currency.

The higher adjusted EBIT reflects year-over-year improvement in both product divisions with Clean Air increasing 22% and Ride Performance up 20%. The improvement was driven by new light vehicle platforms and stronger volumes, higher year-over-year commercial vehicle revenue and higher aftermarket sales.

Adjusted third quarter 2013 and 2012 results

(millions except per share amounts)	Q3 2013				Q3 2012
			Net income				Net income
			attributable to				attributable to
	EBITDA*	EBIT	Tenneco Inc.	Per Share	EBITDA*	EBIT	Tenneco Inc.	Per Share
Earnings Measures	$123	$72	$12	$0.19	$160	$111	$125	$2.05

Adjustments (reflects non-GAAP measures):

Restructuring and related expenses	58	58	59	0.95	7	7	4	0.07

Pullman recoveries	-	-	-	-	(5)	(5)	(3)	(0.05)

Net tax adjustments	-	-	(9)	(0.15)	-	-	(74)	(1.22)

Non-GAAP earnings measures	$181	$130	$62	$0.99	$162	$113	$52	$0.85

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Third quarter 2013 adjustments:

  Restructuring and related expenses of $58 million pre-tax, or 95-cents per diluted share;
  Net tax benefits of $9 million, or 15-cents per diluted share for tax adjustments to prior year estimates.

Third quarter 2012 adjustments:

  Restructuring and related expenses of $7 million pre-tax, or 7-cents per diluted share;
  EBIT benefit of $5 million, or 5-cents per diluted share, from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996;
  Net tax benefit of $74 million, or $1.22 per diluted share, primarily related to the reversal of the tax valuation allowance on the company’s U.S. net operating loss position and recording a tax valuation allowance in Spain for tax credits that may not be utilized due to tax losses there.

EBIT Margin

Tenneco capitalized on new light vehicle launches and stronger volumes globally, a year-over-year increase in commercial vehicle revenue and continuous operational improvement to deliver a 40 basis point increase in adjusted EBIT as a percent of value-add revenue.

The company reported the following EBIT as a percent of revenue and EBIT as a percent of value-add revenue.

	Q3 2013	Q3 2012

EBIT as a percent of revenue	3.7%	6.2%
EBIT as a percent of value-add revenue	4.7%	8.0%

Adjusted EBIT as a percent of revenue	6.6%	6.4%
Adjusted EBIT as a percent of value-add revenue	8.5%	8.1%

Cash

Cash generated by operations in the third quarter was $50 million, versus $125 million a year ago. Increased working capital investments on higher revenues and timing on collecting certain receivables accounted for the decrease this quarter.

Capital expenditures in the quarter were $57 million, versus $65 million a year ago, primarily to support Clean Air programs in North America, Europe and China. The company now expects, due to the timing of expenditures, that its capital spending will be about $250 million for the full year.

Taxes

The year-to-date tax rate is 36% and for the full year, the company still expects a tax rate in the range of 36% to 38%. 2013 cash taxes are expected to be approximately $110 million.

Restructuring

During the quarter, Tenneco announced specific actions that are part of its broader initiative announced earlier this year to reduce structural costs in Europe by $60 million annually with related restructuring costs of approximately $120 million. The company has now announced $80 million of these costs. Tenneco is still on plan to reach a full savings run rate in 2016.

Fourth Quarter Outlook

In the fourth quarter, IHS Automotive forecasts a 3% increase in global light vehicle production versus a year ago, which includes a 6% increase in North America and an 8% increase in China. Industry production is expected to decline 5%* in South America and 11% in India. Estimates for Europe indicate that production will be about even with last year.

Tenneco’s outlook for its commercial vehicle business remains unchanged from last quarter with strong year-over-year revenue growth expected in the fourth quarter and for the full year, despite continuing weakness in commercial vehicle volumes overall. The company expects its fourth quarter commercial and specialty revenue to be about even with the third quarter and full year commercial vehicle revenue to be toward the lower end of the company’s 2013 revenue guidance.

In the fourth quarter, the global aftermarket is expected to be relatively flat with last year with solid contributions from North America and continued stabilization in Europe.

“Tenneco is well-positioned to finish the year strong by capitalizing on a stronger global light vehicle production environment, launching new light vehicle programs and continuing to deliver year-over-year commercial vehicle revenue growth,” said Sherrill. “In addition, we are focused on launching new commercial vehicle programs to meet U.S. Tier 4 final and Europe Stage 4 off-road emissions regulations, which will drive higher content and incremental revenue growth in 2014.”

*IHS, Sindipecas and Tenneco estimates

Attachment 1
Statements of Income – 3 Months
Statements of Income – 9 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 9 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 9 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 9 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 9 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 9 Months

CONFERENCE CALL

The company will host a conference call on Monday, October 28, 2013 at 8:30 a.m. ET. The dial-in number is 877-918-6718 (domestic) or 415-228-3901 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on October 28, 2013, through November 28, 2013. To access this recording, dial 866-360-3307 (domestic) or 203-369-0162 (international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

Tenneco is a $7.4 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 25,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:
(i) general economic, business and market conditions;
(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;
(iii) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;
(iv) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;
(v) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;
(vi) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;
(vii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;
(viii) workforce factors such as strikes or labor interruptions;
(ix) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;
(x) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;
(xi) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;
(xii) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans and to realize anticipated benefits from these plans;
(xiii) product warranty costs;
(xiv) the cost and outcome of existing and any future legal proceedings;
(xv) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;
(xvi) economic, exchange rate and political conditions in the countries where we operate or sell our products;
(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;
(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;
(xix) changes in accounting estimates and assumptions, including changes based on additional information;
(xx) governmental actions, including the ability to receive regulatory approvals and the timing of such approvals, as well as the impact of the enforcement of, changes to or compliance with laws and regulations, including those pertaining to environmental concerns, pensions or other regulated activities;
(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and
(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.
The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its report on Form 10-K for the year ended December 31, 2012.

			ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$897		$799
Clean Air Division - Substrate sales	431		386
Ride Performance Division - Value-add revenues	635		593
	$1,963		$1,778

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,691	(a)	1,494	(c)
Engineering, research and development	35		28
Selling, general and administrative	112	(a)	94	(c) (d)
Depreciation and amortization of other intangibles	51		49
Total costs and expenses	1,889		1,665

Loss on sale of receivables	(1)		(1)
Other income (expense)	(1)	(a)	(1)
Total other income (expense)	(2)		(2)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	95	(a)	75	(c)
Ride Performance Division	(2)	(a)	48	(c) (d)
Other	(21)		(12)
	72		111

Interest expense (net of interest capitalized)	20		21
Earnings before income taxes and noncontrolling interests	52		90

Income tax expense (benefit)	30	(b)	(42)	(e)
Net income	22		132

Less: Net income attributable to noncontrolling interests	10		7
Net income attributable to Tenneco Inc.	$12		$125

Weighted average common shares outstanding:
Basic	60.6		59.8
Diluted	61.9		60.9

Earnings per share of common stock:
Basic	$0.19		$2.09
Diluted	$0.19		$2.05

(a) Includes restructuring and related charges of $58 million pre-tax, $59 million after tax or $0.95 per diluted share. Of the adjustment, $56 million is recorded in cost of sales, $1 million is recorded in selling, general and administrative expenses and $1 million is recorded in other income (expense). $1 million is recorded in the Clean Air Division and $57 million is recorded in the Ride Performance Division.

(b) Includes net tax benefits of $9 million or $0.15 per diluted share for tax adjustments to prior year estimates.

(c) Includes restructuring and related charges of $7 million pre-tax, $4 million after tax or $0.07 per diluted share. Of the adjustment $4 million is recorded in cost of sales and $3 million is recorded in selling, general and administrative expenses. $4 million is recorded in the Clean Air Division and $3 million is recorded in the Ride Performance Division.

(d) Includes a benefit of $5 million pre-tax, $3 million after tax or 5-cents per diluted share, from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

(e) Includes net tax benefits of $74 million or $1.22 per diluted share primarily related to the reversal of the tax valuation allowance on the company’s U.S. net operating loss position and recording a tax valuation allowance in Spain for tax credits that may not be utilized due to tax losses there.

		ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
NINE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$2,657		$2,473
Clean Air Division - Substrate sales	1,373		1,271
Ride Performance Division - Value-add revenues	1,903		1,866
	$5,933		$5,610

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	5,031	(a)	4,696	(c)
Engineering, research and development	103		94
Selling, general and administrative	337	(a)	321	(c) (d)
Depreciation and amortization of other intangibles	151		148
Total costs and expenses	5,622		5,259

Loss on sale of receivables	(3)		(3)
Other income (expense)	(2)	(a)	(4)
Total other income (expense)	(5)		(7)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	277	(a)	246	(c)
Ride Performance Division	93	(a)	146	(c) (d)
Other	(64)	(a)	(48)
	306		344

Interest expense (net of interest capitalized)	60		84	(e)
Earnings before income taxes and noncontrolling interests	246		260

Income tax expense (benefit)	89	(b)	(3)	(f)
Net income	157		263

Less: Net income attributable to noncontrolling interests	28		21
Net income attributable to Tenneco Inc.	$129		$242

Weighted average common shares outstanding:
Basic	60.5		60.0
Diluted	61.6		61.3

Earnings per share of common stock:
Basic	$2.13		$4.04
Diluted	$2.09		$3.95

(a) Includes restructuring and related charges of $69 million pre-tax, $67 million after tax or $1.08 per diluted share. Of the adjustment, $63 million is recorded in cost of sales, $5 million is recorded in selling, general and administrative expenses and $1 million is recorded in other income (expense). $7 million is recorded in the Clean Air Division, $60 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

(b) Includes net tax benefits of $22 million or $0.35 per diluted share for tax adjustments to prior year estimates, primarily related to recognizing a U.S. tax benefit for foreign taxes.

(c) Includes restructuring and related charges of $10 million pre-tax, $6 million after tax or $0.10 per diluted share. Of the adjustment $7 million is recorded in cost of sales and $3 million is recorded in selling, general and administrative expenses. $5 million is recorded in the Clean Air Division and $5 million is recorded in the Ride Performance Division.

(d) Includes a benefit of $5 million pre-tax, $3 million after tax or 5-cents per diluted share, from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

(e) Includes pre-tax expenses of $18 million, $12 million after tax or $0.19 per share for costs related to refinancing activities.

(f) Includes net tax benefits of $94 million or $1.54 per diluted share primarily related to the reversal of the tax valuation allowance on the company’s U.S. net operating loss position and recording a tax valuation allowance in Spain for tax credits that may not be utilized due to tax losses there.

			ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		September 30, 2013		December 31, 2012

Assets

	Cash and cash equivalents	$276		$223

	Restricted cash	5		-

	Receivables, net	1,255	(a)	986	(a)

	Inventories	699		667

	Other current assets	344		248

	Investments and other assets	387		362

	Plant, property, and equipment, net	1,133		1,122

	Total assets	$4,099		$3,608

Liabilities and Shareholders' Equity

	Short-term debt	$131		$113

	Accounts payable	1,288		1,186

	Accrued taxes	45		50

	Accrued interest	14		10

	Other current liabilities	374		290

	Long-term debt	1,226	(b)	1,067	(b)

	Deferred income taxes	25		27

	Deferred credits and other liabilities	557		559

	Redeemable noncontrolling interests	15		15

	Tenneco Inc. shareholders' equity	380		246

	Noncontrolling interests	44		45

	Total liabilities, redeemable noncontrolling interests
	and shareholders' equity	$4,099		$3,608

		September 30, 2013		December 31, 2012
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$150		$94

		September 30, 2013		December 31, 2012
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$261		$92
	Term loan A (Due 2017)	231		241
	7.75% senior notes (Due 2018)	225		225
	6.875% senior notes (Due 2020)	500		500
	Other long term debt	9		9

		$1,226		$1,067

	ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	September 30,
	2013	2012

Operating activities:
Net income	$22	$132
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	51	49
Stock-based compensation	3	2
Deferred income taxes	(10)	(87)
Loss on sale of assets	(1)	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(27)	55
(Inc.)/dec. in inventories	(21)	2
(Inc.)/dec. in prepayments and other current assets	(16)	(1)
Inc./(dec.) in payables	(38)	(50)
Inc./(dec.) in accrued taxes	8	19
Inc./(dec.) in accrued interest	4	5
Inc./(dec.) in other current liabilities	79	-
Changes in long-term assets	6	7
Changes in long-term liabilities	(11)	(13)
Other	1	4
Net cash provided by operating activities	50	125

Investing activities:
Proceeds from sale of assets	4	1
Cash payments for plant, property & equipment	(54)	(70)
Cash payments for software-related intangible assets	(7)	(3)
Cash payment for net assets purchased	-	(7)
Net cash used by investing activities	(57)	(79)

Financing activities:
Issuance of common shares	4	-
Purchase of common stock under the share repurchase program	(18)	-
Tax benefit from stock-based compensation	17	-
Retirement of long-term debt	(5)	(3)
Net inc./(dec.) in bank overdrafts	(38)	2
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt	84	(19)
Capital contribution from noncontrolling interest partner	-	4
Distribution to noncontrolling interest partners	(6)	(9)
Net cash provided (used) by financing activities	38	(25)

Effect of foreign exchange rate changes on cash and
cash equivalents	10	5

Increase in cash and cash equivalents	41	26
Cash and cash equivalents, July 1	235	181
Cash and cash equivalents, September 30	$276	$207

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$16	$16
Cash paid during the period for income taxes (net of refunds)	21	18

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$27	$25

	ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Nine Months Ended
	September 30,
	2013	2012

Operating activities:
Net income	$157	$263
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	151	148
Stock-based compensation	10	9
Deferred income taxes	6	(94)
Loss on sale of assets	1	3
Changes in components of working capital-
(Inc.)/dec. in receivables	(280)	(157)
(Inc.)/dec. in inventories	(39)	(81)
(Inc.)/dec. in prepayments and other current assets	(97)	(40)
Inc./(dec.) in payables	111	36
Inc./(dec.) in accrued taxes	(5)	37
Inc./(dec.) in accrued interest	4	1
Inc./(dec.) in other current liabilities	86	15
Changes in long-term assets	9	16
Changes in long-term liabilities	(31)	(35)
Other	8	5
Net cash provided by operating activities	91	126

Investing activities:
Proceeds from sale of assets	6	2
Cash payments for plant, property & equipment	(178)	(195)
Cash payments for software-related intangible assets	(19)	(10)
Change in restricted cash	(5)	-
Cash payment for net assets purchased	-	(7)
Net cash used by investing activities	(196)	(210)

Financing activities:
Issuance of common shares	17	-
Purchase of common stock under the share repurchase program	(20)	(18)
Tax benefit from stock-based compensation	17	-
Issuance of long-term debt	-	250
Debt issuance costs on long-term debt	-	(13)
Retirement of long-term debt	(13)	(406)
Net inc./(dec.) in bank overdrafts	(3)	2
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	191	217
Net inc./(dec.) in short-term debt secured by accounts receivable	-	60
Capital contribution from noncontrolling interest partner	-	5
Distribution to noncontrolling interest partners	(29)	(27)
Net cash provided by financing activities	160	70

Effect of foreign exchange rate changes on cash and
cash equivalents	(2)	7

Increase (Decrease) in cash and cash equivalents	53	(7)
Cash and cash equivalents, January 1	223	214
Cash and cash equivalents, September 30	$276	$207

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$55	$75
Cash paid during the period for income taxes (net of refunds)	92	54

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$27	$25

							ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS(2)
Unaudited
(Millions)

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$12

Net income attributable to noncontrolling interests										10

Net income										22

Income tax expense										30

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income
taxes and noncontrolling interests (GAAP measure)	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	72

Depreciation and amortization of other intangibles	15	12	5	32	8	9	2	19	-	51

Total EBITDA including noncontrolling interests (2)	$72	$28	$27	$127	$41	$(31)	$7	$17	$(21)	$123

	Q3 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$125

Net income attributable to noncontrolling interests										7

Net income										132

Income tax benefit										(42)

Interest expense (net of interest capitalized)										21

EBIT, Earnings before interest expense, income
taxes and noncontrolling interests (GAAP measure)	$48	$7	$20	$75	$35	$10	$3	$48	$(12)	111

Depreciation and amortization of other intangibles	14	11	5	30	7	10	2	19	-	49

Total EBITDA including noncontrolling interests (2)	$62	$18	$25	$105	$42	$20	$5	$67	$(12)	$160

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q3 2013				Q3 2012
					Net income				Net income
					attributable to	Per			attributable to
			EBITDA (3)	EBIT	Tenneco Inc.	Share	EBITDA (3)	EBIT	Tenneco Inc.	Per Share
Earnings Measures			$123	$72	$12	$0.19	$160	$111	$125	$2.05

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			58	58	59	0.95	7	7	4	0.07
Pullman recoveries (4)			-	-	-	-	(5)	(5)	(3)	(0.05)
Net tax adjustments			-	-	(9)	(0.15)	-	-	(74)	(1.22)

Non-GAAP earnings measures			$181	$130	$62	$0.99	$162	$113	$52	$0.85

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	$72
Restructuring and related expenses	-	1	-	1	1	55	1	57	-	58
Adjusted EBIT	$57	$17	$22	$96	$34	$15	$6	$55	$(21)	$130

	Q3 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$48	$7	$20	$75	$35	$10	$3	$48	$(12)	$111
Restructuring and related expenses	-	4	-	4	-	3	-	3	-	7
Pullman recoveries (4)	-	-	-	-	(5)	-	-	(5)	-	(5)
Adjusted EBIT	$48	$11	$20	$79	$30	$13	$3	$46	$(12)	$113

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Benefit from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

							ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS(2)
Unaudited
(Millions)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$129

Net income attributable to noncontrolling interests										28

Net income										157

Income tax expense										89

Interest expense (net of interest capitalized)										60

EBIT, Earnings before interest expense, income
taxes and noncontrolling interests (GAAP measure)	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	306

Depreciation and amortization of other intangibles	45	33	15	93	24	28	6	58	-	151

Total EBITDA including noncontrolling interests (2)	$219	$78	$73	$370	$118	$12	$21	$151	$(64)	$457

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$242

Net income attributable to noncontrolling interests										21

Net income										263

Income tax benefit										(3)

Interest expense (net of interest capitalized)										84

EBIT, Earnings before interest expense, income
taxes and noncontrolling interests (GAAP measure)	$153	$43	$50	$246	$107	$36	$3	$146	$(48)	344

Depreciation and amortization of other intangibles	43	32	14	89	22	31	6	59	-	148

Total EBITDA including noncontrolling interests (2)	$196	$75	$64	$335	$129	$67	$9	$205	$(48)	$492

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

								ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2013				YTD 2012
					Net income				Net income
					attributable to				attributable to
			EBITDA (3)	EBIT	Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Tenneco Inc.	Per Share
Earnings Measures			$457	$306	$129	$2.09	$492	$344	$242	$3.95

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			69	69	67	1.08	10	10	6	0.10
Pullman recoveries (4)			-	-	-	-	(5)	(5)	(3)	(0.05)
Costs related to refinancing			-	-	-	-	-	-	12	0.19
Net tax adjustments			-	-	(22)	(0.35)	-	-	(94)	(1.54)

Non-GAAP earnings measures			$526	$375	$174	$2.82	$497	$349	$163	$2.65

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	$306
Restructuring and related expenses	-	5	2	7	1	57	2	60	2	69
Adjusted EBIT	$174	$50	$60	$284	$95	$41	$17	$153	$(62)	$375

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$153	$43	$50	$246	$107	$36	$3	$146	$(48)	$344
Restructuring and related expenses	-	5	-	5	-	5	-	5	-	10
Pullman recoveries (4)	-	-	-	-	(5)	-	-	(5)	-	(5)
Adjusted EBIT	$153	$48	$50	$251	$102	$41	$3	$146	$(48)	$349

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Benefit from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

				ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE TO NON-GAAP REVENUE MEASURES(2)
Unaudited
(Millions)

	Q3 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$648	$246	$402	$-	$402
Europe, South America & India	470	152	318	(1)	319
Asia Pacific	210	33	177	3	174
Total Clean Air Division	1,328	431	897	2	895

Ride Performance Division
North America	321	-	321	(2)	323
Europe, South America & India	258	-	258	(7)	265
Asia Pacific	56	-	56	(2)	58
Total Ride Performance Division	635	-	635	(11)	646

Total Tenneco Inc.	$1,963	$431	$1,532	$(9)	$1,541

	Q3 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$592	$227	$365	$-	$365
Europe, South America & India	414	139	275	-	275
Asia Pacific	179	20	159	-	159
Total Clean Air Division	1,185	386	799	-	799

Ride Performance Division
North America	299	-	299	-	299
Europe, South America & India	245	-	245	-	245
Asia Pacific	49	-	49	-	49
Total Ride Performance Division	593	-	593	-	593

Total Tenneco Inc.	$1,778	$386	$1,392	$-	$1,392

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

			ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE TO NON-GAAP REVENUE MEASURES(2)
Unaudited
(Millions)

	YTD 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,981	$778	$1,203	$-	$1,203
Europe, South America & India	1,453	505	948	(18)	966
Asia Pacific	596	90	506	7	499
Total Clean Air Division	4,030	1,373	2,657	(11)	2,668

Ride Performance Division
North America	952	-	952	(3)	955
Europe, South America & India	791	-	791	(26)	817
Asia Pacific	160	-	160	(3)	163
Total Ride Performance Division	1,903	-	1,903	(32)	1,935

Total Tenneco Inc.	$5,933	$1,373	$4,560	$(43)	$4,603

	YTD 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,932	$773	$1,159	$-	$1,159
Europe, South America & India	1,308	429	879	-	879
Asia Pacific	504	69	435	-	435
Total Clean Air Division	3,744	1,271	2,473	-	2,473

Ride Performance Division
North America	941	-	941	-	941
Europe, South America & India	793	-	793	-	793
Asia Pacific	132	-	132	-	132
Total Ride Performance Division	1,866	-	1,866	-	1,866

Total Tenneco Inc.	$5,610	$1,271	$4,339	$-	$4,339

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q3 2013 vs. Q3 2012 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$56	9%	$37	10%
Europe, South America & India	56	14%	44	16%
Asia Pacific	31	17%	15	9%
Total Clean Air Division	143	12%	96	12%

Ride Performance Division
North America	22	7%	24	8%
Europe, South America & India	13	5%	20	8%
Asia Pacific	7	14%	9	18%
Total Ride Performance Division	42	7%	53	9%

Total Tenneco Inc.	$185	10%	$149	11%

	YTD Q3 2013 vs. YTD Q3 2012 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$49	3%	$44	4%
Europe, South America & India	145	11%	87	10%
Asia Pacific	92	18%	64	15%
Total Clean Air Division	286	8%	195	8%

Ride Performance Division
North America	11	1%	14	1%
Europe, South America & India	(2)	0%	24	3%
Asia Pacific	28	21%	31	23%
Total Ride Performance Division	37	2%	69	4%

Total Tenneco Inc.	$323	6%	$264	6%

			ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended September 30,

		2013		2012

Total debt		$1,357		$1,345

Total cash		281		207

Debt net of cash balances (1)		$1,076		$1,138

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$670		$637

Ratio of debt net of cash balances to adjusted LTM EBITDA including
noncontrolling interests (4)		1.6x		1.8x

	Q4 12	Q1 13	Q2 13	Q3 13	Q3 13 LTM

Net income attributable to Tenneco Inc.	$33	$54	$63	$12	$162

Net income attributable to noncontrolling interests	8	7	11	10	36

Income tax expense	22	12	47	30	111

Interest expense (net of interest capitalized)	21	20	20	20	81

EBIT, Earnings before interest expense, income taxes and
noncontrolling interests (GAAP measure)	84	93	141	72	390

Depreciation and amortization of other intangibles	57	50	50	51	208

Total EBITDA including noncontrolling interests (2)	141	143	191	123	598

Restructuring and related expenses	3	4	7	58	72

Total Adjusted EBITDA including noncontrolling interest (3)	$144	$147	$198	$181	$670

	Q4 11	Q1 12	Q2 12	Q3 12	Q3 12 LTM

Net income attributable to Tenneco Inc.	$30	$30	$87	$125	272

Net income attributable to noncontrolling interests	8	6	8	7	29

Income tax expense (benefit)	23	18	21	(42)	20

Interest expense (net of interest capitalized)	27	42	21	21	111

EBIT, Earnings before interest expense, income taxes and
noncontrolling interests (GAAP measure)	88	96	137	111	432

Depreciation and amortization of other intangibles	51	49	50	49	199

Total EBITDA including noncontrolling interests (2)	139	145	187	160	631

Restructuring and related expenses	1	1	2	7	11

Pullman recoveries (5)	-	-	-	(5)	(5)

Total Adjusted EBITDA including noncontrolling interest (3)	$140	$146	$189	$162	$637

(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for- dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of our credit position and progress toward reducing our financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Benefit from property recoveries related to transactions originated by The Pullman Company before being acquired by Tenneco in 1996.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions)

	Three Months Ended September 30,

	2013	2012

Original equipment light vehicle revenues	$1,394	$1,270

Original equipment commercial vehicle and specialty revenues	236	184

Aftermarket revenues	333	324

Net sales and operating revenues	$1,963	$1,778

	Nine Months Ended September 30,

	2013	2012

Original equipment light vehicle revenues	$4,265	$3,999

Original equipment commercial vehicle and specialty revenues	686	632

Aftermarket revenues	982	979

Net sales and operating revenues	$5,933	$5,610

(1) Generally Accepted Accounting Principles

							ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES(2)
Unaudited
(Millions except percents)

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$648	$470	$210	$1,328	$321	$258	$56	$635	$-	$1,963

Less: Substrate sales	246	152	33	431	-	-	-	-	-	431

Value-add revenues	$402	$318	$177	$897	$321	$258	$56	$635	$-	$1,532

EBIT	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	$72

EBIT as a % of revenue	8.8%	3.4%	10.5%	7.2%	10.3%	-15.5%	8.9%	-0.3%		3.7%
EBIT as a % of value-add revenue	14.2%	5.0%	12.4%	10.6%	10.3%	-15.5%	8.9%	-0.3%		4.7%

Adjusted EBIT	$57	$17	$22	$96	$34	$15	$6	$55	$(21)	$130

Adjusted EBIT as a % of revenue	8.8%	3.6%	10.5%	7.2%	10.6%	5.8%	10.7%	8.7%		6.6%
Adjusted EBIT as a % of value-add revenue	14.2%	5.3%	12.4%	10.7%	10.6%	5.8%	10.7%	8.7%		8.5%

	Q3 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$592	$414	$179	$1,185	$299	$245	$49	$593	$-	$1,778

Less: Substrate sales	227	139	20	386	-	-	-	-	-	386

Value-add revenues	$365	$275	$159	$799	$299	$245	$49	$593	$-	$1,392

EBIT	$48	$7	$20	$75	$35	$10	$3	$48	$(12)	$111

EBIT as a % of revenue	8.1%	1.7%	11.2%	6.3%	11.7%	4.1%	6.1%	8.1%		6.2%
EBIT as a % of value-add revenue	13.2%	2.5%	12.6%	9.4%	11.7%	4.1%	6.1%	8.1%		8.0%

Adjusted EBIT	$48	$11	$20	$79	$30	$13	$3	$46	$(12)	$113

Adjusted EBIT as a % of revenue	8.1%	2.7%	11.2%	6.7%	10.0%	5.3%	6.1%	7.8%		6.4%
Adjusted EBIT as a % of value-add revenue	13.2%	4.0%	12.6%	9.9%	10.0%	5.3%	6.1%	7.8%		8.1%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

							ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES(2)
Unaudited
(Millions except percents)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,981	$1,453	$596	$4,030	$952	$791	$160	$1,903	$-	$5,933

Less: Substrate sales	778	505	90	1,373	-	-	-	-	-	1,373

Value-add revenues	$1,203	$948	$506	$2,657	$952	$791	$160	$1,903	$-	$4,560

EBIT	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	$306

EBIT as a % of revenue	8.8%	3.1%	9.7%	6.9%	9.9%	-2.0%	9.4%	4.9%		5.2%
EBIT as a % of value-add revenue	14.5%	4.7%	11.5%	10.4%	9.9%	-2.0%	9.4%	4.9%		6.7%

Adjusted EBIT	$174	$50	$60	$284	$95	$41	$17	$153	$(62)	$375

Adjusted EBIT as a % of revenue	8.8%	3.4%	10.1%	7.0%	10.0%	5.2%	10.6%	8.0%		6.3%
Adjusted EBIT as a % of value-add revenue	14.5%	5.3%	11.9%	10.7%	10.0%	5.2%	10.6%	8.0%		8.2%

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,932	$1,308	$504	$3,744	$941	$793	$132	$1,866	$-	$5,610

Less: Substrate sales	773	429	69	1,271	-	-	-	-	-	1,271

Value-add revenues	$1,159	$879	$435	$2,473	$941	$793	$132	$1,866	$-	$4,339

EBIT	$153	$43	$50	$246	$107	$36	$3	$146	$(48)	$344

EBIT as a % of revenue	7.9%	3.3%	9.9%	6.6%	11.4%	4.5%	2.3%	7.8%		6.1%
EBIT as a % of value-add revenue	13.2%	4.9%	11.5%	9.9%	11.4%	4.5%	2.3%	7.8%		7.9%

Adjusted EBIT	$153	$48	$50	$251	$102	$41	$3	$146	$(48)	$349

Adjusted EBIT as a % of revenue	7.9%	3.7%	9.9%	6.7%	10.8%	5.2%	2.3%	7.8%		6.2%
Adjusted EBIT as a % of value-add revenue	13.2%	5.5%	11.5%	10.1%	10.8%	5.2%	2.3%	7.8%		8.0%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco Inc.
Media inquiries
Bill Dawson, 847 482-5807
bdawson@tenneco.com
or
Investor inquiries
Linae Golla, 847 482-5162
lgolla@tenneco.com